SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2004

                              Compuware Corporation
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

           000-20900                                       38-2007430
    (Commission File Number)                   (IRS Employer Identification No.)

                   One Campus Martius, Detroit, MI 48226-5099
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (313) 227-7300

          (Former name or former address, if changed since last report)

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            99.1  Press Release, dated April 14, 2004.

            99.2  Transcript of conference call held on April 15, 2004.

Item 9:  Regulation FD Disclosure.

      On April 15, 2004, Compuware Corporation hosted a conference call to discuss its business projections for fiscal year 2005, as well as to provide initial financial results for its quarter ended March 31, 2004 and certain other information.

      A transcript of the conference call held on April 15, 2004 is furnished with this Report as Exhibit 99.2. Certain statements made during the conference call and contained in the transcript that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of the conference call. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements were based on our then-current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 12. Results of Operations and Financial Condition.

      On April 14, 2004, Compuware Corporation issued a press release announcing that the Company will host a conference call to provide initial financial results for its quarter ended March 31, 2004 and certain other information, as well as to discuss its business projections for fiscal year 2005. A copy of the press release is furnished with this Report as Exhibit 99.1.

      A transcript of the conference call held on April 15, 2004 is furnished with this Report as Exhibit 99.2.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 15, 2004                                        COMPUWARE CORPORATION

                                                      By: /s/ Laura L. Fournier
                                                          ---------------------
                                                      Laura L. Fournier
                                                      Senior Vice President
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

Number             Description

99.1     Press Release, dated April 14, 2004

99.2     Transcript of conference call held on April 15, 2004